UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2002


                        ADVANCED MARKETING SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-16002                                     95-3768341
----------------------------------           -----------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On January 31, 2002, Advanced Marketing Services, Inc. ("AMS"), through a wholly owned subsidiary, acquired Publisher's Group West Incorporated ("PGW") for cash consideration of approximately $38 million, subject to customary post-closing adjustments. The transaction was structured as a merger of Nautilus Merger Sub, Inc., a wholly owned subsidiary of AMS, with and into Publishers Group Incorporated (PGI). PGW is a wholly owned subsidiary of PGI. The foregoing description is qualified in its entirety by the full text of the Agreement and Plan of Merger relating to the transaction which is attached hereto as an exhibit and incorporated herein by reference. The source of the cash consideration was a combination of general corporate funds and borrowings by AMS under its credit facility with California Bank & Trust.

      The purchase price was the result of arm's-length negotiations between AMS and PGI, based on AMS's evaluation of the value of PGI's business. PGI is a holding company which, through its wholly owned subsidiary PGW, is engaged in the business of marketing and distributing books primarily for independent publishers. Immediately prior to its acquisition by AMS, PGI divested itself of its Avalon Publishing Group Incorporated subsidiary ("Avalon"), a book publisher, and PGW entered into a five-year distribution agreement with Avalon. Concurrently with the Avalon divestiture, PGW sold its Canadian distribution business to a subsidiary ("PGC") of Raincoast Book Distribution Ltd., a Canadian book distributor in which AMS owns a 25% interest, and PGW entered into a five-year sales and marketing agreement with PGC. AMS intends that the assets of PGW will be used by AMS in a manner generally consistent with the use of such assets by PGW prior to the consummation of the acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) In accordance with Rules 3-05 and 11-01 of Regulation S-X, no financial statements or pro forma financial information is required to be filed pursuant to items 7(a) and 7(b).

(c)

              EXHIBIT NO.                                EXHIBIT
              -----------                                -------
                   2.1                   Agreement and Plan of Merger, dated as
                                         of January 16, 2002, by and among
                                         Advanced Marketing Services, Inc.,
                                         Nautilus Merger Sub, Inc., Publishers
                                         Group Incorporated ("PGI") and the
                                         shareholders of PGI identified therein.

                  10.1                   Loan Modification Agreement, dated as
                                         of January 11, 2002, between Advanced
                                         Marketing Services, Inc. and California
                                         Bank & Trust re $12.0 million Loan
                                         Agreement

                  10.2                   Revolving Credit Agreement, dated as of
                                         January 11, 2002, between Advanced
                                         Marketing Services, Inc. and California
                                         Bank & Trust re $13.0 million Revolving
                                         Credit Facility

                  10.3                   Loan Modification Agreement, dated as
                                         of January 31, 2002, between Advanced
                                         Marketing Services, Inc. and California
                                         Bank & Trust re modificiation of $23.0
                                         million Revolving Credit Agreement

                  99.1                   AMS Press Release of January 17, 2002

                  99.2                   AMS Press Release of January 31, 2002

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ADVANCED MARKETING SERVICES, INC.
                                               (Registrant)


                                               By: /S/ EDWARD J. LEONARD
                                                   ---------------------------
                                                   Edward J. Leonard,
      February 14, 2002                            Executive Vice President and
     -------------------                           Chief Financial Officer
            Date


                                  EXHIBIT INDEX



              EXHIBIT NO.                                EXHIBIT
              -----------                                -------
                   2.1                   Agreement and Plan of Merger, dated as
                                         of January 16, 2002, by and among
                                         Advanced Marketing Services, Inc.,
                                         Nautilus Merger Sub, Inc., Publishers
                                         Group Incorporated ("PGI") and the
                                         shareholders of PGI identified therein.

                  10.1                   Loan Modification Agreement, dated as
                                         of January 11, 2002, between Advanced
                                         Marketing Services, Inc. and California
                                         Bank & Trust re $12.0 million Loan
                                         Agreement

                  10.2                   Revolving Credit Agreement, dated as of
                                         January 11, 2002, between Advanced
                                         Marketing Services, Inc. and California
                                         Bank & Trust re $13.0 million Revolving
                                         Credit Facility

                  10.3                   Loan Modification Agreement, dated as
                                         of January 31, 2002, between Advanced
                                         Marketing Services, Inc. and California
                                         Bank & Trust re modificiation of $23.0
                                         million Revolving Credit Agreement

                  99.1                   AMS Press Release of January 17, 2002

                  99.2                   AMS Press Release of January 31, 2002